SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2023

Swiftmerge Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41164	98-1582153
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Executive Suite

4318 Forman Ave

Toluca Lake, CA, 91602

(Address of principal executive offices, including zip code)

(424) 431-0030

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	IVCPU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	IVCP	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IVCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed in its definitive proxy statement (the “Definitive Proxy Statement”) filed with the Securities and Exchange Commission (“SEC”) on May 15, 2023, Swiftmerge Acquisition Corp. (the “Company”) will hold an extraordinary general meeting of its shareholders on June 12, 2023 (the “Meeting”) to consider and vote upon the Extension Proposal, the Trust Amendment Proposal and the Founder Share Amendment Proposal (as each term is defined in the Definitive Proxy Statement) and, if necessary, the Adjournment Proposal (as defined in the Definitive Proxy Statement).

On June 6, 2023, the Company entered into voting and non-redemption agreements (each, a “Voting and Non-Redemption Agreement”) with one or more unaffiliated third party or parties (the “Shareholders”) in exchange for each such third party or third parties agreeing not to redeem Class A ordinary shares, $0.001 par value per share (the “Class A Ordinary Shares”) of the Company sold in its initial public offering (the “Non-Redeemed Shares”) at the Meeting. In exchange for the foregoing commitments not to redeem such Non-Redeemed Shares, the Company has agreed to among other items: (i) file a registration statement on Form S-1 with the SEC to permit the resale of the Shareholders’ Class A Ordinary Shares issuable upon conversion of the Company’s Class B ordinary shares, par value $0.001 per share (the “Class B Ordinary Shares”) within 30 days following the closing of the Company’s initial business combination (the “Business Combination”), and will use its commercially reasonable best efforts to cause the registration statement to be declared effective by the SEC within 90 days after the closing of the Business Combination; (ii) the Class B Ordinary Shares owned by the Shareholders will automatically convert into Class A Ordinary Shares upon the closing of the Business Combination; and (iii) the Shareholders shall not be required to enter into any lock-up agreement with respect to the Class A Ordinary Shares and Class B Ordinary Shares in connection with the Business Combination.

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The Voting and Non-Redemption Agreements are expected to increase the likelihood that the Extension Proposal is approved by the Company’s shareholders, and increase the amount of funds that remain in the Company’s trust account (the “Trust Account”) following the Meeting, relative to the amount of funds that would be expected to be remaining in the Trust Account following the Meeting had the Voting and Non-Redemption Agreements not been entered into and the shares subject to such agreements had been redeemed.

The foregoing summary of the Voting and Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Voting and Non-Redemption Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Additional Information

Important Information About the Extension and Where to Find It

The Company filed the Definitive Proxy Statement for the Meeting with the SEC on May 15, 2023 to consider and vote upon the Extension and other matters, and, beginning on or about May 17, 2023, first mailed the Proxy Statement and other relevant documents to its stockholders as of the May 12, 2023 record date for the Meeting. The Company’s shareholders and other interested persons are advised to read the Definitive Proxy Statement and any amendments thereto, as well as all other relevant materials filed or that will be filed with the SEC, in connection with the Company’s solicitation of proxies for the Meeting to be held to approve, among other things, the Extension Proposal, because these documents will contain important information about the Company and the Extension Proposal. Stockholders may also obtain a copy of the Definitive Proxy Statement, as well as other documents filed with the SEC regarding the Extension Proposal and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to our proxy solicitor Morrow Sodali LLC, (800) 662-5200, email: VCP@info.morrowsodali.com.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Extension. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Extension is set forth in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022 and the Definitive Proxy Statement that has been filed with the SEC. Investors and security holders may obtain more detailed information regarding the names of the Company’s directors and executive officers in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, and other documents of the Company filed, or to be filed, from time to time with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in the Definitive Proxy Statement. Shareholders, potential investors and other interested persons should read the Definitive Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the issuance of the Class A Ordinary Shares to the non-redeeming Shareholders, additional voting and non-redemption agreements, the amount of funds that will be in the Trust Account on the date of the Meeting and the funds that will remain in the Trust Account following the Meeting and approval of the

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Extension Proposal and the timing thereof. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the Company to successfully or timely implement the extension or that the approval of the shareholders of the Company is not obtained; the amount of redemption requests made by the Company’s public shareholders; and those factors described or referenced in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, from time to time with the SEC, including the Definitive Proxy Statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipate that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell, nor a solicitation of an offer to buy, any securities in connection with the Extension Proposal or otherwise, or the solicitation of a proxy, consent or authorization in any jurisdiction pursuant to the Extension Proposal or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or otherwise in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Voting and Non-Redemption Agreement

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2023

SWIFTMERGE ACQUISITION CORP.

By:	/s/ John Bremner
Name:	John Bremner
Title:	Chief Executive Officer and Director

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Exhibit 10.1

VOTING AND NON-REDEMPTION AGREEMENT

This Voting and Non-Redemption Agreement (“Agreement”) dated June [_], 2023, by and among the entities listed on the signature pages hereto and Exhibit A (collectively, the “Shareholder”), Swiftmerge Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Swiftmerge Holdings, LP (the “Sponsor” and, together with the Shareholder and the Company, the “Parties” and each, a “Party”).

RECITALS:

WHEREAS, the Shareholder owns certain Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) and certain Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”), of the Company (the Class A Ordinary Shares owned by the Shareholder and the Class B Ordinary Shares owned by the Shareholder are collectively referred to herein as the “Securities”);

WHEREAS, the Class A Ordinary Shares owned by the Shareholder were issued and sold by the Company as part of the units offered in the Company’s initial public offering (the “IPO”), and thereafter separated from such units;

WHEREAS, the Class B ordinary shares owned by the Shareholder were issued and sold by the Company to the Shareholder pursuant to that certain Investment Agreement dated [________], 2021, by and among the Company, the Sponsor, and the Shareholder (as amended, the “Investment Agreement”), in a private placement;

WHEREAS, the Company has scheduled for June 12, 2023 an extraordinary general meeting of its shareholders (the “Meeting”) to consider and act upon, among other things, a proposal (the “Extension Proposal”) to extend the Company’s deadline for consummating an initial business combination (a “Business Combination”) from June 17, 2023 to March 15, 2024 (the “Extension”);

WHEREAS, the amended and restated memorandum and articles of association of the Company (the “Charter”) provides the holders of Class A Ordinary Shares with certain rights to redeem their Class A Ordinary Shares in connection with the Extension (the “Redemption Rights”);

WHEREAS, subject to the terms and conditions of this Agreement, the Shareholder is willing to refrain from exercising its Redemption Rights (or to reverse any previously submitted redemption demand) in connection with the Extension, with respect to the number of Class A Ordinary Shares owned by the Shareholder as is set forth on Exhibit A hereto (the “Non-Redeemed Shares”); and

WHEREAS, in order to support the Extension, the Parties have agreed to enter into this Agreement subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Agreement Not to Redeem. The Shareholder hereby agrees either (i) not to exercise its Redemption Rights in connection with the Extension or (ii) to reverse any previously submitted redemption demand in connection with the Extension, in each case with respect to the Non-Redeemed Shares. The Non-Redeemed Shares shall not be subject to any transfer or other restrictions other than with respect to this Section 1, and the Shareholder shall have no obligation to hold any Class A Ordinary Shares following the date of the Meeting (for the avoidance of doubt, the Shareholder shall have no obligation following the date of the Meeting to refrain from redeeming or otherwise disposing of any Class A Ordinary Shares, including the Non-Redeemed Shares, whether in connection with the closing of a Business Combination or otherwise). Nothing in this Agreement is intended to restrict or prohibit the Shareholder’s ability to redeem any Class A Ordinary Shares other than the Non-Redeemed Shares. The Company undertakes to publicly file a Redemption Notice (as defined below) no later than 9:00 AM Eastern Time on the date of the Meeting (or such earlier time as necessary to allow the Shareholder the reasonable opportunity to elect to reverse any previously submitted redemption demand in connection with the Extension). In the case that the number of Class A Ordinary Shares (including any held by affiliates of the Company) that will remain outstanding after giving effect to the submission and non-reversal of redemption requests in connection with the Extension is a number such that the Shareholder’s beneficial ownership of Class A Ordinary Shares will exceed 9.99%, then the Company and the Sponsor (i) hereby consent to the reversal of any submitted non-redemption requests to the extent required to bring the Shareholder’s beneficial ownership to 9.9% (a “Post-Redemption Deadline Reversal”) and (ii) covenant to take any and all reasonable actions in furtherance thereof. In the case of any such Post-Redemption Deadline Reversal, this Agreement shall be deemed automatically amended to give effect to such revised number of Non-Redeemed Shares.

The “Redemption Notice” is a Current Report on Form 8-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that discloses: (i) the number of Class A Ordinary Shares (including any held by affiliates of the Company) that will remain outstanding after giving effect to the submission and non-reversal of redemption requests in connection with the Extension; (ii) the number of unaffiliated holders of Class A Ordinary Shares with whom the Company has entered into voting and non-redemption agreements in connection with the Extension; and (iii) the aggregate number of Class A Ordinary Shares with respect to which such unaffiliated holders have agreed, in connection with the Extension, either to (A) refrain from exercising Redemption Rights or (B) reverse previously submitted redemption demands prior to such redemption demand being given effect by the Company.

2. Consideration. In consideration of the Shareholder agreeing to the terms set forth in Section 1, immediately prior to, and substantially concurrently with, the closing of a Business Combination (the “Closing”):

1. As provided for in the Charter, the Class B Ordinary Shares owned by the Shareholder will automatically convert into Class A Ordinary Shares. The Company agrees to immediately ensure that such Class A Ordinary Shares shall be issued directly to the Shareholder in book-entry form on the books and records of the Company’s transfer agent electronically via the Direct Registration System of the Depository Trust Company or in such other manner as the Shareholder and the Company shall agree upon at the Closing.

2. To the extent not already a party, the Shareholder shall be entitled to the registration rights set forth in that certain Registration and Shareholder Rights Agreement, dated as of December 17, 2021 (the “Registration Rights Agreement”), among the Sponsor, the Company and the other parties thereto in respect of all shares held by the Shareholder; and the Parties shall execute a joinder thereto whereby the Shareholder shall become a “Shareholder” (as defined therein) and the Shareholder’s Class A Ordinary Shares issued upon conversion of the Class B Ordinary Shares shall be “Registrable Securities” (as defined therein). The Company will file a registration statement on Form S-1 with the Securities and Exchange Commission (“SEC”) to permit the resale of the Shareholder’s Class A Ordinary Shares issued upon conversion of the Class B Ordinary Shares within 30 days following the closing of the Business Combination, and will use its commercially reasonable best efforts to cause the registration statement to be declared effective by the SEC within 90 days after the closing of the Business Combination. To the extent the Shareholder is already a party to the Registration Rights Agreement, this Agreement shall constitute its consent to any amendment to the Registration Rights Agreement that may be required to give effect to the foregoing.

3. The Shareholder shall not be required to enter into any lock-up agreement with respect to the Securities in connection with the Business Combination or under the Registration Rights Agreement. In furtherance thereof, the Sponsor, the Shareholder and the Company hereby amend the Investment Agreement to delete any provisions that would impose any restriction on Transfer (as defined therein) of the Class B Ordinary Shares that are the subject thereof, with such amendment to be effective immediately upon the closing of the Business Combination. The Shareholder shall not be required to subject the Class B Ordinary Shares or the Class A Ordinary Shares into which they are converted to any forfeitures, surrenders, claw-backs, disposals, or similar arrangements in connection with the Business Combination or otherwise.

4. If at any time the number of outstanding Class A Ordinary Shares of the Company is increased or decreased by a consolidation, combination, split or reclassification of the Class A Ordinary Shares or other similar event (other than the conversion of Class B Ordinary Shares to shares of Class A Ordinary Shares in accordance with the Charter), then, as of the effective date of such consolidation, combination, split, reclassification or similar event, all share numbers referenced in this Agreement shall be adjusted in proportion to such increase or decrease in outstanding Class A Ordinary Shares.

3. Agreement to Vote. From and after the date hereof until the Termination Date (as defined below), the Shareholder (in such capacity and not in any other capacity) hereby agrees subject to Section 1 that, at any meeting (whether general or extraordinary and each adjourned or postponed meeting) of the Company’s shareholders to seek approval of the Extension, however called, or in connection with any other written consent of the Company’s shareholders to seek approval of the Extension, the Shareholder will (x) appear at such meeting or otherwise cause all of the Securities held by the Shareholder as of the date hereof to be counted as present thereat for purposes of calculating a quorum and (y) vote or cause to be voted (including by proxy or written consent, if applicable) all of the Securities held by the Shareholder as of the date hereof:

(a) in favor of the Extension (and, in the event that the Extension is presented as more than one proposal, in favor of each proposal that is part of the Extension so long as such other proposals have no effect other than approving a portion of the Extension);

(b) for any proposal to adjourn or postpone the Meeting to a later date proposed by the Company for purposes of obtaining the Extension approval; provided, that the Shareholder shall not be required to vote in favor of any adjournment or postponement which would allow the Meeting to take place on a date later than the Outside Date;

(c) against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Shareholder contained in this Agreement.

4. No Transfer of Non-Redeemed Shares. The Shareholder agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will, from the execution of this Agreement until the earlier to occur of the Termination Date (as defined herein) and the business day after the occurrence of the Meeting, (a) engage in any hedging transactions or Short Sales (as defined below) with respect to any or all of the Non-Redeemed Shares, (b) offer for sale, sell (including Short Sales), transfer (including by operation of law), place a lien on, pledge, convert, assign or otherwise dispose of (including by gift, merger, tendering into any tender offer or exchange offer or otherwise) or encumber (collectively, a “Transfer”), or enter into any contract, option, derivative, hedging or other agreement, arrangement, undertaking or understanding (including any profit-sharing arrangement) with respect to, or consent to, a direct or indirect Transfer of, any or all of the Non-Redeemed Shares, or (c) take any action that would have the effect of preventing or materially delaying the performance of its obligations hereunder. For purposes of this Agreement, “Short Sales” shall include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, (ii) all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage or other similar financing arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and (iii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

5. Representations of the Shareholder. The Shareholder hereby represents and warrants to the Sponsor and the Company that:

(a) This Agreement has been validly authorized, executed and delivered by the Shareholder and, assuming the due authorization, execution and delivery thereof by the other Parties, is a valid and binding agreement enforceable against the Shareholder in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Shareholder does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Shareholder is a party which would prevent the Shareholder from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which the Shareholder is subject.

(b) The Shareholder acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with the Shareholder’s own legal counsel.

(d) The Shareholder is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

(e) The Shareholder is the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of, and has good title to, all of the Securities, and there exist no liens or any other limitation or restriction that would affect Shareholder’s right to vote, sell or otherwise dispose of such Securities (other than transfer restrictions under the Securities Act and the Investment Agreement prior to the amendment thereof contemplated hereby) affecting any such Securities, other than pursuant to ordinary course brokerage arrangements.

6. Company Representations. The Company and the Sponsor each hereby represent and warrant to the Shareholder that:

(a) This Agreement has been validly authorized, executed and delivered by it and, assuming the due authorization, execution and delivery thereof by the Shareholder, is a valid and binding agreement enforceable against the Company and the Sponsor in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Company and the Sponsor does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Company or the Sponsor is a party which would prevent the Company or the Sponsor from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which the Company or the Sponsor is subject.

(b) There is no action pending against the Company or the Sponsor, to the Company’s or the Sponsor’s knowledge, threatened against the Company or the Sponsor, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, or enjoin or materially delay the performance by the Company or the Sponsor of its obligations under this Agreement.

7. Further Assurances. From time to time, at the Company’s or the Shareholder’s reasonable request and without further consideration, each Party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or reasonably requested to effect the actions and consummate the transactions contemplated by this Agreement.

8. Disclosure; Exchange Act Filings. As soon as practicable but in no event later than one business day after the Shareholder’s execution of this Agreement, the Company will file a Current Report on Form 8-K under the Exchange Act (the “Form 8-K”), reporting the material terms of this Agreement and any other material non-public information that the Sponsor or the Company (or any person acting on behalf of either) has provided to the Shareholder at any time prior to the filing of the Form 8-K. The Parties shall cooperate with one another to ensure that such disclosure is accurate and complete. The Company and the Sponsor acknowledge and represent that upon the filing of the Form 8-K, the Shareholder shall not be in possession of any material non-public information received from the Company, the Sponsor, or any person acting on behalf of either. The Sponsor and the Company agree that the name of the Shareholder shall not be included in any public disclosures related to this Agreement unless required by applicable law, regulation or stock exchange rule.

9. Trust Account. Until the earlier of (a) the consummation of a Business Combination and (b) the liquidation of the trust account established for the benefit of the Company’s public shareholders in connection with the IPO (the “Trust Account”): the Company will maintain the investment of funds held in the Trust Account in interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, or maintain such funds in cash in an interest-bearing demand deposit account at a bank.

10. Trust Account Waiver. To the extent such right, title, interest, or claim currently exists, the Shareholder hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the Trust Account solely with respect to the Class A Ordinary Shares to be issued upon the conversion of the Class B Ordinary Shares as provided for in the Charter and pursuant to Section 2 of this Agreement.

11. Entire Agreement: Amendment. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and may be amended or modified only by written instrument signed by all of the Parties. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Notwithstanding the foregoing, except as expressly modified herein, the Investment Agreement shall remain in full force and effect, and such Investment Agreement may be amended only by a written instrument agreed among the parties thereto.

12. Governing Law. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation, inducement to enter and/or performance of this Agreement (whether related to breach of contract, tortious conduct or otherwise and whether now existing or hereafter arising) shall be governed by, and construed in accordance with the law of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other jurisdiction. Any dispute relating hereto shall be heard in the state or federal courts of the State of New York located in New York County, New York, and the Parties agree to jurisdiction and venue therein. EACH OF THE COMPANY, THE SPONSOR, AND THE SHAREHOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LAWSUIT, CLAIM, OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

13. Counterparts. This Agreement may be executed in one or more counterparts, and by the respective Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

14. Termination. This Agreement shall become null and void and of no force and effect upon the earliest to occur of (the “Termination Date”): (a) the mutual written consent of the Parties; (b) the Meeting (including as previously adjourned or postponed) not having taken place by June 17, 2023 (the “Outside Date”); and (c) the failure of the Company’s shareholders to approve the Extension at the Meeting. Notwithstanding any termination of this Agreement pursuant to the foregoing (b) or (c), the amendments to the Investment Agreement made pursuant to Section 2.3 hereof shall remain effective.

15. Remedies. Each of the Parties acknowledges and agrees that, in the event of any breach of any covenant or agreement contained in this Agreement by another Party, money damages may be inadequate with respect to any such breach and the non-breaching Party may have no adequate remedy at law. It is accordingly agreed that each of the Parties shall be entitled, in addition to any other remedy to which it may be entitled at law or in equity, to seek injunctive relief and/or to compel specific performance to prevent breaches by any other Party of any covenant or agreement of such other Party contained in this Agreement.

16. Acknowledgement. The Shareholder is aware that the Company is relying on the truth of the representations set forth in Section 5 of this Agreement in connection with the transactions contemplated by this Agreement.

17. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns. This Agreement shall not be assigned by any Party without the prior written consent of the other Parties; provided, that no such consent shall be required for any such assignment by the Shareholder to one or more affiliates thereof.

18. Most Favored Nation. In the event that (whether before or after the execution of this Agreement) the Company and/or the Sponsor have entered into or amended, or enter into or amend, one or more other voting and non-redemption agreements or similar agreements with one or more other shareholders of the Company (each, an “Other Shareholder”) in connection with the Extension (each, an “Other Agreement”), the Company and the Sponsor represent that no such Other Agreement contains or will contain terms and conditions that are materially more favorable to the relevant Other Shareholder thereunder than the terms and conditions of this Agreement are to the Shareholder hereunder (“More Favorable Terms”). In the event that any such Other Shareholder is so afforded any such More Favorable Terms, the Company shall promptly inform the Shareholder of such More Favorable Terms in writing, and the Shareholder shall have the right to elect to have any or all such More Favorable Terms included in this Agreement, in which case the Parties shall promptly amend this Agreement to effect the same.

[Signature Page Follows]

SWIFTMERGE ACQUISITION CORP.

By:
Name: John S. Bremner
Title: Chief Executive Officer

SWIFTMERGE HOLDINGS, LP

By: Swiftmerge Holdings GP, LLC
Its: General Partner

By:
Name: Aston Loch
Title: Manager

SHAREHOLDER:

By:

By:
Name:
Title: Authorized Signatory

Signature Page to Non-Redemption Agreement

EXHIBIT A

Account Name	Address	Number of Class A Ordinary Shares	Number of Non- Redeemed Class A Ordinary Shares

Total

Class B Shares Owned by Shareholder: